Exhibit 32

Certification of CEO and CFO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of ZiLOG, Inc. (the “Company”) for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James M. Thorburn, as Chief Executive Officer of the Company, and Perry Grace, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, respectively, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2004

/s/ JAMES M. THORBURN

	Name: Title:	James M. Thorburn Chairman and Chief Executive Officer
Date: March 11, 2004

/s/ PERRY J. GRACE

	Name: Title:	Perry J. Grace Vice President and Chief Financial Officer